EXHIBIT 10.1

EXHIBIT 10.1

AWARD/CONTRACT

1. THIS CONTRACT IS A RATED ORDER UNDER DPAS (15 CFR 700)

RATING

PAGE OF PAGES: 1 | 33

2. CONTRACT (*Proc. Inst. Ident.*) NO.
N62645-12-C-4079

3. EFFECTIVE DATE
29 Sep 2012

4. REQUISITION/PURCHASE REQUEST/PROJECT NO.
N3239812RCAP009

5. ISSUED BY — CODE N62645
NAVAL MEDICAL LOGISTICS COMMAND
693 NEIMAN STREET
FORT DETRICK MD 21702-9239

6. ADMINISTERED BY (*If other than Item 5*) — CODE
See Item 5

7. NAME AND ADDRESS OF CONTRACTOR (*No., street, city, county, state and zip code*)
GENVEC, INC.
65 W WATKINS MILL RD
GAITHERSBURG MD 20878-4021

CODE 3BBG0 — FACILITY CODE 3BBG0

8. DELIVERY
[ ] FOB ORIGIN [X] OTHER (*See below*)

9. DISCOUNT FOR PROMPT PAYMENT
Net 30 Days

10. SUBMIT INVOICES 0 (*4 copies unless otherwise specified*) TO THE ADDRESS SHOWN IN: — ITEM

11. SHIP TO/MARK FOR — CODE N32398
NAVAL MEDICAL RESEARCH CENTER (NMRC)
503 ROBERT GRANT AVENUE
SILVER SPRING MD 20910

12. PAYMENT WILL BE MADE BY — CODE HQ0248
DFAS ROME
325 BROOKS RD VPAY NAVY
ROME NY 13441-4527

13. AUTHORITY FOR USING OTHER THAN FULL AND OPEN COMPETITION:
[X] 10 U.S.C. 2304(c)(1) [ ] 41 U.S.C. 253(c)( )

14. ACCOUNTING AND APPROPRIATION DATA
See Schedule

15A. ITEM NO.	15B. SUPPLIES/ SERVICES	15C. QUANTITY	15D. UNIT	15E. UNIT PRICE	15F. AMOUNT
	SEE SCHEDULE				

15G. TOTAL AMOUNT OF CONTRACT **$3,519,999.60**

16. TABLE OF CONTENTS

(X)	SEC.	DESCRIPTION	PAGE(S)	(X)	SEC.	DESCRIPTION	PAGE(S)
		PART I - THE SCHEDULE				**PART II - CONTRACT CLAUSES**	
X	A	SOLICITATION/ CONTRACT FORM	1	X	I	CONTRACT CLAUSES	17 - 20
X	B	SUPPLIES OR SERVICES AND PRICES/ COSTS	2 - 4			**PART III - LIST OF DOCUMENTS, EXHIBITS AND OTHER ATTACHMENTS**	
X	C	DESCRIPTION/ SPECS./ WORK STATEMENT	5	X	J	LIST OF ATTACHMENTS	21 - 33
	D	PACKAGING AND MARKING				**PART IV - REPRESENTATIONS AND INSTRUCTIONS**	
X	E	INSPECTION AND ACCEPTANCE	6		K	REPRESENTATIONS, CERTIFICATIONS AND OTHER STATEMENTS OF OFFERORS	
X	F	DELIVERIES OR PERFORMANCE	7				
X	G	CONTRACT ADMINISTRATION DATA	8 - 10		L	INSTRS., CONDS., AND NOTICES TO OFFERORS	
X	H	SPECIAL CONTRACT REQUIREMENTS	11 - 16		M	EVALUATION FACTORS FOR AWARD	

CONTRACTING OFFICER WILL COMPLETE ITEM 17 OR 18 AS APPLICABLE

17. [X] CONTRACTOR'S NEGOTIATED AGREEMENT <u>Contractor is required to sign this document and return 1 copies to issuing office.</u> Contractor agrees to furnish and deliver all items or perform all the services set forth or otherwise identified above and on any continuation sheets for the consideration stated herein. The rights and obligations of the parties to this contract shall be subject to and governed by the following documents: (a) this award/contract, (b) the solicitation, if any, and (c) such provisions, representations, certifications, and specifications, as are attached or incorporated by reference herein. (Attachments are listed herein.)

18. [ ] AWARD (Contractor is not required to sign this document.) Your offer on Solicitation Number ________ including the additions or changes made by you which additions or changes are set forth in full above, is hereby accepted as to the items listed above and on any continuation sheets. This award consummates the contract which consists of the following documents: (a) the Government's solicitation and your offer, and (b) this award/contract. No further contractual document is necessary.

19A. NAME AND TITLE OF SIGNER (*Type or print*)

20A. NAME OF CONTRACTING OFFICER
CHRISTOPHER E. SHERMAN / CONTRACTING OFFICER
TEL: 301-619-0706 EMAIL: christopher.sherman2@med.navy.mil

19B. NAME OF CONTRACTOR
BY ________ (Signature of person authorized to sign)

19C. DATE SIGNED

20B. UNITED STATES OF AMERICA
BY [signature] (Signature of Contracting Officer)

20C. DATE SIGNED
29-Sep-2012

AUTHORIZED FOR LOCAL REPRODUCTION
Previous edition is usable

STANDARD FORM 26 (REV. 4/2008)
Prescribed by GSA
FAR (48 CFR) 53.214(a)

Section B - Supplies or Services and Prices

ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE		AMOUNT
0001		*	*	$	*	$827,800.92
	Vector Seed Stock
	FFP
	FOB: Destination
	MILSTRIP: N3239812RCAP009
	PURCHASE REQUEST NUMBER: N3239812RCAP009

					NET AMT	$827,800.92

	ACRN AA					$827,800.92

CIN: N3239812RCAP0090001

ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE		AMOUNT
0002		*	*	$	*	$2,600,005.92
	Malaria Manufacture of 3 AD Vectors
	FFP
	FOB: Destination
	MILSTRIP: N3239812RCAP009
	PURCHASE REQUEST NUMBER: N3239812RCAP009

					NET AMT	$2,600,005.92

	ACRN AA					$2,600,005.92

CIN: N3239812RCAP0090002

* The asterisk denotes that confidential portions of this exhibit have been omitted in reliance on Rule 24b-2 of the Securities Exchange Act of 1934. The confidential portions have been submitted separately to the Securities and Exchange Commission .

ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE		AMOUNT
0003		*	*	$	*	$92,192.76
	Stability Study
	FFP
	Stability Study
	FOB: Destination
	MILSTRIP: N3239812RCAP009
	PURCHASE REQUEST NUMBER:N3239812RCAP009

					NET AMT	$92,192.76

	ACRN AA					$92,192.76

CIN: N3239812RCAP0090003

ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE		AMOUNT
1001		*	*	$	*	$140,192.88
OPTION	Stability Study- Option 1
	FFP
	Stability Study
	FOB: Destination
	MILSTRIP: N3239812RCAP009
	PURCHASE REQUEST NUMBER: N3239812RCAP009

					NET AMT	$140,192.88

* The asterisk denotes that confidential portions of this exhibit have been omitted in reliance on Rule 24b-2 of the Securities Exchange Act of 1934. The confidential portions have been submitted separately to the Securities and Exchange Commission .

ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE		AMOUNT
2001		*	*	$	*	$74,999.88
OPTION	Clinical Trial Insurance- Option 2
	FFP
	FOB: Destination
	MILSTRIP: N3239812RCAP009
	PURCHASE REQUEST NUMBER: N3239812RCAP009

					NET AMT	$74,999.88

* The asterisk denotes that confidential portions of this exhibit have been omitted in reliance on Rule 24b-2 of the Securities Exchange Act of 1934. The confidential portions have been submitted separately to the Securities and Exchange Commission .

Section C - Descriptions and Specifications

STATEMENT OF WORK

Please see Attachment 1, Statement of Work and Attachment 2, Statement of Work Appendix H,: Manufacture of Three Adenovirus Vectors Encoding Plasmodium falciparum Sporozoite/Liver Stage Antigens with Stability Program.

Contractor agrees to use its best efforts to achieve the objectives specified in the Technical Proposal and all obligations under this contract.

* The asterisk denotes that confidential portions of this exhibit have been omitted in reliance on Rule 24b-2 of the Securities Exchange Act of 1934. The confidential portions have been submitted separately to the Securities and Exchange Commission .

Section E - Inspection and Acceptance

ADMINISTRATION CONTACTS

Contract Specialist: Mr. Thomas Hood

Phone Number: 301 619 9236

Email: thomas.hood@med.navy.mil

Contracting Officer’s Representative: *

Phone Number: *

Email: *

INSPECTION AND ACCEPTANCE TERMS

Supplies/services will be inspected/accepted at:

CLIN	INSPECT AT	INSPECT BY	ACCEPT AT	ACCEPT BY
0001	Destination	Government	Destination	Government
0002	Destination	Government	Destination	Government
0003	Destination	Government	Destination	Government
1001	Destination	Government	Destination	Government
2001	Destination	Government	Destination	Government

CLAUSES INCORPORATED BY REFERENCE

52.246-2	Inspection Of Supplies—Fixed Price	AUG 1996
52.246-7	Inspection Of Research And Development Fixed Price	AUG 1996
52.246-16	Responsibility For Supplies	APR 1984

* The asterisk denotes that confidential portions of this exhibit have been omitted in reliance on Rule 24b-2 of the Securities Exchange Act of 1934. The confidential portions have been submitted separately to the Securities and Exchange Commission .

Section F - Deliveries or Performance

DELIVERY INFORMATION

CLIN	DELIVERY DATE	QUANTITY	SHIP TO ADDRESS	UIC

0001	POP * TO *	N/A	NAVAL MEDICAL RESEARCH CENTER (NMRC) 503 ROBERT GRANT AVENUE SILVER SPRING MD 20910 FOB: Destination	N32398

0002	POP * TO *	N/A	(SAME AS PREVIOUS LOCATION) FOB: Destination	N32398

0003	POP 29-SEP-2012 TO 28-SEP-2015	N/A	(SAME AS PREVIOUS LOCATION) FOB: Destination	N32398

1001	POP 29-SEP-2015 TO 28-SEP-2017	N/A	(SAME AS PREVIOUS LOCATION) FOB: Destination	N32398

2001	POP * TO *	N/A	(SAME AS PREVIOUS LOCATION) FOB: Destination	N32398

* The asterisk denotes that confidential portions of this exhibit have been omitted in reliance on Rule 24b-2 of the Securities Exchange Act of 1934. The confidential portions have been submitted separately to the Securities and Exchange Commission .

Section G - Contract Administration Data

ACCOUNTING AND APPROPRIATION DATA

AA: 1721319 B521 255 32398 0 068688 2D CAP009
COST CODE: 323982AB508Q
AMOUNT: $3,519,999.60
CIN N3239812RCAP0090001: $827,800.92
CIN N3239812RCAP0090002: $2,600,005.92
CIN N3239812RCAP0090003: $92,192.76

CLAUSES INCORPORATED BY FULL TEXT

252.232-7006 WIDE AREA WORKFLOW PAYMENT INSTRUCTIONS (JUN 2012)

(a) Definitions. As used in this clause—

“Department of Defense Activity Address Code (DoDAAC)” is a six position code that uniquely identifies a unit, activity, or organization.

“Document type” means the type of payment request or receiving report available for creation in Wide Area WorkFlow (WAWF).

“Local processing office (LPO)” is the office responsible for payment certification when payment certification is done external to the entitlement system.

(b) Electronic invoicing. The WAWF system is the method to electronically process vendor payment requests and receiving reports, as authorized by DFARS 252.232-7003, Electronic Submission of Payment Requests and Receiving Reports.

(c) WAWF access. To access WAWF, the Contractor shall—

(1) Have a designated electronic business point of contact in the Central Contractor Registration at https://www.acquisition.gov; and

(2) Be registered to use WAWF at https://wawf.eb.mil/ following the step-by-step procedures for self-registration available at this Web site.

(d) WAWF training. The Contractor should follow the training instructions of the WAWF Web-Based Training Course and use the Practice Training Site before submitting payment requests through WAWF. Both can be accessed by selecting the “Web Based Training” link on the WAWF home page at https://wawf.eb.mil/.

(e) WAWF methods of document submission. Document submissions may be via Web entry, Electronic Data Interchange, or File Transfer Protocol.

(f) WAWF payment instructions. The Contractor must use the following information when submitting payment requests and receiving reports in WAWF for this contract/order:

* The asterisk denotes that confidential portions of this exhibit have been omitted in reliance on Rule 24b-2 of the Securities Exchange Act of 1934. The confidential portions have been submitted separately to the Securities and Exchange Commission .

(1) Document type. The Contractor shall use the following document type(s).

2 IN 1 SERVICES ONLY

(2) Inspection/acceptance location. The Contractor shall select the following inspection/acceptance location(s) in WAWF, as specified by the contracting officer.

DESTINATION / DESTINATION

(3) Document routing. The Contractor shall use the information in the Routing Data Table below only to fill in applicable fields in WAWF when creating payment requests and receiving reports in the system.

 Routing Data Table*

Field Name in WAWF	Data to be entered in WAWF
Pay Official DoDAAC	HQ0248
Issue By DoDAAC	N62645
Admin DoDAAC	N62645
Inspect By DoDAAC	N/A
Ship To Code	N/A
Ship From Code	N/A
Mark For Code	N/A
Service Approver (DoDAAC)	N/A
Service Acceptor (DoDAAC)	N32398
Accept at Other DoDAAC	N/A
LPO DoDAAC	N32398
DCAA Auditor DoDAAC	N/A
Other DoDAAC(s)	N/A

(4) Payment request and supporting documentation. The Contractor shall ensure a payment request includes appropriate contract line item and subline item descriptions of the work performed or supplies delivered, unit price/cost per unit, fee (if applicable), and all relevant back-up documentation, as defined in DFARS Appendix F, (e.g. timesheets) in support of each payment request.

(5) WAWF email notifications. The Contractor shall enter the email address identified below in the “Send Additional Email Notifications” field of WAWF once a document is submitted in the system.

*

(g) WAWF point of contact.

* The asterisk denotes that confidential portions of this exhibit have been omitted in reliance on Rule 24b-2 of the Securities Exchange Act of 1934. The confidential portions have been submitted separately to the Securities and Exchange Commission .

(1) The Contractor may obtain clarification regarding invoicing in WAWF from the following contracting activity's WAWF point of contact.

*

(2) For technical WAWF help, contact the WAWF helpdesk at 866-618-5988.

(End of clause)

* The asterisk denotes that confidential portions of this exhibit have been omitted in reliance on Rule 24b-2 of the Securities Exchange Act of 1934. The confidential portions have been submitted separately to the Securities and Exchange Commission .

Section H - Special Contract Requirements

SPECIAL CONTRACT REQUIREMENTS

H.1 INVENTION DISCLOSURES AND REPORTS

(a) In accordance with the requirements of the Patent Rights clause of this contract, the contractor shall submit “Report of Inventions and Subcontracts” (DD Form 882) along with written disclosure of inventions to the designated Contract Administrator.

(b) The Contract Administrator will forward such reports and disclosures directly to the appropriate Patent Counsel, designated below, for review and recommendations, after which the reports will be returned to the Contract Administrator.

Name and address of Patent Counsel:

Office of Legal and Technology Services

Naval Medical Research Center (Code 1URO)

503 Robert Grant Avenue, Suite 1W/15

Silver Spring, MD 20910

Phone: 301-319-7503/7429

(c) The above designated Patent Counsel will represent the Procurement Contracting Officer with regard to invention reporting matters arising under this contract.

(d) A copy of each report and disclosure shall be forwarded to the Procuring Contracting Officer.

(e) The contractor shall furnish the Contracting Officer a final report within three (3) months after completion of the contracted work listing all subject inventions or certifying that there were no such inventions, and listing all subcontracts at any tier containing a patent rights clause or certifying that there were no such subcontracts.

H.2 NOTICE REGARDING THE DISSEMINATION OF EXPORT-CONTROLLED TECHNICAL DATA

(a) Export of information contained herein, which includes release to foreign nationals within the United States, without first obtaining approval or license from the Department of State for items controlled by the International Traffic in Arms Regulations (ITARS), or the Department of Commerce for items controlled by the Export Administration Regulations (EAR), may constitute a violation of law.

(b) For violation of export laws, the contractor, its employees, officials or agents are subject to:

(1)	Imprisonment and/or imposition of criminal fines; and
(2)	Suspension or debarment from future Government contracting actions.

(c) The Government shall not be liable for any unauthorized use or release of export-controlled information, technical data or specifications in this contract.

(d) The contractor shall include the provisions or paragraphs (a) through (c) above in any subcontracts awarded under this contract.

H.3 PERFORMANCE BY FOREIGN NATIONALS OR FOREIGN OWNERSHIP, CONTROL OR INFLUENCE (FOCI) ORGANIZATIONS

* The asterisk denotes that confidential portions of this exhibit have been omitted in reliance on Rule 24b-2 of the Securities Exchange Act of 1934. The confidential portions have been submitted separately to the Securities and Exchange Commission .

In accordance with 8 U.S.C.1324a, it is unlawful to hire for employment in the U.S. an individual without verifying that individual’s employment authorization. 8 CFR 274a.2 VERIFICATION OF EMPLOYMENT ELIGIBILITY identifies the official documents that establish employment eligibility.

Prior to performance of work by a foreign national as a result of this contract, the employer shall provide the Contracting Officer the name of the foreign national and identify the type of form(s) produced for verification of employment status.

Should the foreign national’s performance require access to DoD facilities, the employer shall coordinate with the sponsor providing access, in order to submit the following:

1.	Individual’s Name
2.	Date/place of birth
3.	Citizenship
4.	Date and Location of the Visit
5.	Purpose of the Visit
6.	Passport Number
7.	Employer’s Verification of Work Authorization

This information shall be forwarded to the Contracting Officer at least thirty days prior to the visit taking place. Failure to provide this information within this time frame may prevent the individual(s) from entry into the DoD facilities.

The offeror shall disclose if the company (or individual) is a FOCI. A FOCI organization includes sole proprietorships, partnerships, and corporations, and the divisions and subsidiaries of the corporation where: (a) 51% or more of the controlling (voting) stock is foreign-owned; or (b) parent organization is incorporated or otherwise charted in a country foreign to the U.S.; and (c) the organization is not performing a state function (any organization performing a state function falls under IPO authority). A division or subsidiary of an organization having a location in the U.S. is still considered FOCI if the parent corporation is a FOCI. A university, college, or not-for-profit organization that is chartered, incorporated, or otherwise called into being in a country foreign to the U.S. and not performing a state function is FOCI. A FOCI person is a non-U.S. citizen. Resident aliens are considered FOCI for licensing and technology transfer purposes. Approval by the U.S. Trade Representative may be required prior to executing a contract with a FOCI.

H.4 ENVIRONMENTAL STANDARDS

By accepting funds under this contract, the contractor assures that it will:

Comply with applicable provisions of the Clean Air Act (42 U.S.C. 7401, et seq.) and Clean Water Act (33 U.S.C. 1251, et.seq.), as implemented by Executive Order 11738 [3 CFR, 1971-1975 comp., p. 799] and Environmental Protection Agency (EPA) rules at 40 CFR Part 15. In accordance with the EPA rules, the recipient further agrees that it will:

Not use any facility on the EPA’s List of Violating Facilities in performing any award that is nonexempt under 40 CFR 15.5 (awards of less than $100,000, and certain other awards, exempt from the EPA regulations), as long as the facility remains on the list.

Notify the awarding agency if it intends to use a facility in performing this award that is on the List of Violating Facilities or that the Recipient knows has been recommended to be placed on the List of Violating Facilities.

Identify to the awarding agency any impact this award may have on:

* The asterisk denotes that confidential portions of this exhibit have been omitted in reliance on Rule 24b-2 of the Securities Exchange Act of 1934. The confidential portions have been submitted separately to the Securities and Exchange Commission .

The quality of the human environment, and provide help the agency may need to comply with the National Environmental Policy Act (NEPA, at 42 U.S.C. 4321, et seq.) and to prepare Environmental Impact Statements or other required environmental documentation. In such cases, the Recipient agrees to take no action that will have an adverse environmental impact (e.g., physical disturbance of a site such as breaking of ground) until the agency provides written notification of compliance with the environmental impact analysis process.

Coastal barriers, and provide help the agency may need to comply with the Coastal Barriers Resource Act (16 U.S.C. 3501, et seq.), concerning preservation of barrier resources.

Any existing or proposed component of the National Wild and Scenic Rivers system, and provide help the agency may need to comply with the Wild and Scenic Rivers Act of 1968 (16 U.S.C. 1271, et seq.).

H. 5 AUTHORIZED CHANGES ONLY BY THE CONTRACTING OFFICER

(a) Except as specified in paragraph (b) below, no order, statement, or conduct of Government personnel who visit the contractor’s facilities or in any other manner communicates with contractor personnel during the performance of this contract shall constitute a change under the “Changes” clause of this contract.

(b) The contractor shall not comply with any order, direction or request of Government personnel unless it is issued in writing and signed by the Contracting Officer, or is pursuant to specific authority otherwise included as a part of this contract.

(c) The Contracting Officer is the only person authorized to approve changes in any of the requirements of this contract and notwithstanding provisions contained elsewhere in this contract, the said authority remains solely the Contracting Officer’s. In the event the contractor effects any change at the direction of any person other than the Contracting Officer, the change will be considered to have been made without authority and no adjustment will be made in the contract price to cover any increase in charges incurred as a result thereof.

H.6 REVIEW OF PRESS RELEASES

The contractor agrees to accurately and factually represent the work conducted under the contract in all press releases. Misrepresenting contract results or releasing information that is injurious to the integrity of the Government may be construed as improper conduct. Press releases shall be considered to include the public release of information to any medium, excluding peer-reviewed scientific publications. The contractor shall ensure that the Contracting Officer has received an advance copy of any press release related to the contract for review and comments at least five (5) working days prior to proposed issuance. After receipt of the Government’s comments, the contractor shall provide a copy to the Contracting Officer prior to issuance of the press release.

H.7 CONTRACTOR'S PROPOSAL

Performance of this contract by the contractor shall be conducted and performed in accordance with detailed obligations to which the contractor committed itself in Proposal dated 26 September 2012 in response to NAVMEDLOGCOM Sole Sourec RFP Letter sent 20 August 2012..

H.8 RESEARCH CONDUCT

Research provided under this contract must be conducted in accordance with all state, federal, Department of Defense, Department of the Navy, and command laws, regulations, policies, and procedures that govern the conduct of regulated research. Federal regulations governing current Good Clinical Practice (cGCP) are found in 21CFR 11, 50, 54, 56, 312, and 314 and important guidelines are in the FDA Information Sheets. Additional regulations for human subjects protection are found in 45CFR 46. The International Convention on Harmonization Guidelines for Good Clinical Practice are also standards governing the conduct of research trials. Reference for military regulations and policy governing regulated research may be found at http://www.med.navy.mil/bumed/humanresearch/resource/Pages/ReferenceMaterial.aspx.

* The asterisk denotes that confidential portions of this exhibit have been omitted in reliance on Rule 24b-2 of the Securities Exchange Act of 1934. The confidential portions have been submitted separately to the Securities and Exchange Commission .

This is a non personal services contract for research and development. The Federal Tort Claims Act does not apply.

H.9 REIMBURSEMENT OF TRAVEL, PER DIEM, AND SPECIAL MATERIAL COSTS

(a)    Area of Travel. Performance under this contract may require travel by contractor personnel. If travel, domestic or overseas, is required, the contractor is responsible for making all necessary arrangements for its personnel. These include but are not limited to: medical examinations, immunizations, passports/visas/etc., and security clearances.

(b)    Travel Policy. The Government will reimburse the contractor for allowable travel costs incurred by the contractor in performance of the contract in accordance with FAR 31.205-46. Travel required for tasks assigned under this contract shall be governed in accordance with: Federal Travel Regulations, prescribed by the General Services Administration for travel in the conterminous 48 United States, (hereinafter the FTR); Joint Travel Regulation, Volume 2, DoD Civilian Personnel, Appendix A, prescribed by the Department of Defense, for travel in Alaska, Hawaii, The Commonwealth of Puerto Rico, and territories and possessions of the United States (hereinafter JTR); and Standardized Regulations (Government Civilians, Foreign Areas), Section 925, "Maximum Travel Per Diem Allowances for Foreign Areas," prescribed by the Department of State, for travel in areas not covered in the FTR or JTR (hereinafter the SR).

(c)    Travel. Travel and subsistence are authorized for travel beyond a fifty-mile radius of the contractor’s office whenever a task assignment requires work to be accomplished at a temporary alternate worksite. No travel or subsistence shall be charged for work performed within a fifty-mile radius of the contractor’s office. The contractor shall not be paid for travel or subsistence for contractor personnel who reside in the metropolitan area in which the tasks are being performed. Travel performed for personal convenience, in conjunction with personal recreation, or daily travel to and from work at the contractor’s facility will not be reimbursed.

   (1) For travel costs other than described in paragraph (c) above, the contractor shall be paid on the basis of actual amount paid to the extent that such travel is necessary for the performance of services under the contract and is authorized by the COR in writing.

   (2) When transportation by privately owned conveyance is authorized, the contractor shall be paid on a mileage basis not to exceed the applicable Government transportation rate as contained in the FTR, JTR or SR. Authorization for the use of privately owned conveyance shall be indicated in the basic contract. Distances traveled between points shall be shown on invoices as listed in standard highway mileage guides. Reimbursement will not exceed the mileage shown in the standard highway mileage guides.

   (3) The contractor agrees, in the performance of necessary travel, to use the lowest cost mode commensurate with the requirements of the mission as set forth in the basic contract and in accordance with good traffic management principles. When it is necessary to use air or rail travel, the contractor agrees to use coach, tourist class, or similar accommodations to the extent consistent with the successful and economical accomplishment of the mission for which the travel is being performed.

   (4) The contractor’s invoices shall include receipts or other evidence substantiating actual costs incurred for authorized travel. In no event will such payments exceed the rates of common carriers.

(d)    Vehicle and/or Truck Rentals. The contractor shall be reimbursed for actual rental/lease of special vehicles and/or trucks (i.e., of a type not normally used by the contractor in the conduct of its business) only if authorized in the basic contract or upon approval by the COR. Reimbursement of such rental shall be made based on actual amounts paid by the contractor. Use of rental/lease costs of vehicles and/or trucks that are of a type normally used by the contractor in the conduct of its business are not subject to reimbursement.

(e)   Car Rental. The contractor shall be reimbursed for car rental, exclusive of mileage charges, as authorized in the basic contract or upon approval by the COR, when the services are required to be performed beyond the normal commuting distance from the contractor’s facilities. Car rental for a team on Temporary Duty (TDY) at one site will be allowed for a minimum of four (4) persons per car, provided that such number or greater comprise the TDY team.

* The asterisk denotes that confidential portions of this exhibit have been omitted in reliance on Rule 24b-2 of the Securities Exchange Act of 1934. The confidential portions have been submitted separately to the Securities and Exchange Commission .

(f)    Per Diem. The contractor shall not be paid for per diem for contractor personnel who reside in the metropolitan areas in which the tasks are being performed. Per Diem shall not be paid on services performed within a fifty-mile radius of the contractor’s home office or the contractor’s local office. Per Diem is authorized for contractor personnel beyond a fifty-mile radius of the contractor’s home or local offices whenever a task assigned requires work to be done at a temporary alternate worksite. Per Diem shall be paid to the contractor only to the extent that overnight stay is necessary and authorized under this contract. The authorized per diem rate shall be the same as the prevailing per diem in the worksite locality. These rates will be based on rates contained in the FTR, JTR or SR. The applicable rate is authorized at a flat seventy-five (75%) percent on the day of departure from contractor’s home or local office, and on the day of return. Reimbursement to the contractor for per diem shall be limited to actual payments to per diem defined herein. The contractor shall provide actual payments of per diem defined herein. The contractor shall provide supporting documentation (e.g., signed travel expense reports) for per diem expenses as evidence of actual payment.

(g)    Shipboard Stays. Whenever work assignments require temporary duty aboard a Government ship, the contractor will be reimbursed at the per diem rates identified in paragraph C8101.2C or C81181.3B(6) of the Department of Defense Joint Travel Regulations, Volume II.

(h)    Special Material. “Special material” includes only the costs of material, supplies, or services which is peculiar to the ordered services and which is not suitable for use in the course of the contractor’s normal business. It shall be furnished pursuant to specific authorization approved by the COR. The contractor will be required to support all material costs claimed by its costs less any applicable discounts. “Special materials” include, but are not limited to, graphic reproduction expenses, or technical illustrative or design requirements needing special processing.

The Contractor shall ensure that the requested travel costs will not exceed what the Government has pre-authorized. Contractor personnel must follow established Government travel requirements, complete all forms, and obtain the required signatures prior to any travel. The Contractor may be required to coordinate with other DOD and industry for travel. Trip reports will be required at the direction of the Government.

The Contractor may be required to attend various meetings and reviews or to participate in Government projects. Travel may be CONUS as well as OCONUS. Reimbursements for travel will be in accordance with JTR and will in no case exceed those travel costs allowed by the JTR unless approved by the Government. No surcharges shall be authorized for travel costs other than the Contractor’s G&A rate approved by the Defense Contract Audit Agency (DCAA). No fee or profit shall be applied to travel costs.

Any OCONUS/FOREIGN travel by contractor personnel shall be in accordance with procedures for entering into the Area of Responsibility (e.g., CENTCOM). Refer to the Foreign Clearance Guide at https://www.fcg.pentagon.mil.

H.10 STANDARD FORMAT REQUIREMENTS FOR SCIENTIFIC AND TECHNICAL REPORTS

The contractor shall comply with the requirements of SECNAVINST 3900.29E “Standard Format Requirements for Scientific and Technical Reports” in preparing scientific and technical reports delivered under the contract.

H.11 INDIRECT COST LIMITATION FOR BASIC RESEARCH AWARDS

Indirect costs may be restricted to less than 35% of the total award value. The 2008 DoD Appropriations Act (Public Law 110-116, Section 8115), 2009 DoD Appropriations Act (Public Law 110-329, Section 8109), and the 2010 DoD Appropriations Act (Public Law 111-118, Section 8101) applied this restriction to awards made using fiscal year 2008, 2009, and 2010 Basic Research funds (DoD Budget Activity 6.1). This restriction does not apply to awards made using fiscal year 2011 Basic Research funds but may apply to future awards.

* The asterisk denotes that confidential portions of this exhibit have been omitted in reliance on Rule 24b-2 of the Securities Exchange Act of 1934. The confidential portions have been submitted separately to the Securities and Exchange Commission .

Section I - Contract Clauses

CLAUSES INCORPORATED BY REFERENCE

52.202-1	Definitions	JAN 2012
52.203-3	Gratuities	APR 1984
52.203-5	Covenant Against Contingent Fees	APR 1984
52.203-7	Anti-Kickback Procedures	OCT 2010
52.203-8	Cancellation, Rescission, and Recovery of Funds for Illegal or Improper Activity	JAN 1997
52.203-10	Price Or Fee Adjustment For Illegal Or Improper Activity	JAN 1997
52.203-11	Certification And Disclosure Regarding Payments To Influence Certain Federal Transactions	SEP 2007
52.203-12	Limitation On Payments To Influence Certain Federal Transactions	OCT 2010
52.204-4	Printed or Copied Double-Sided on Postconsumer Fiber Content Paper	MAY 2011
52.204-7	Central Contractor Registration	FEB 2012
52.204-10	Reporting Executive Compensation and First-Tier Subcontract Awards	FEB 2012
52.209-6	Protecting the Government's Interest When Subcontracting With Contractors Debarred, Suspended, or Proposed for Debarment	DEC 2010
52.215-2	Audit and Records—Negotiation	OCT 2010
52.215-8	Order of Precedence—Uniform Contract Format	OCT 1997
52.215-22	Limitations on Pass-Through Charges—Identification of Subcontract Effort	OCT 2009
52.219-8	Utilization of Small Business Concerns	JAN 2011
52.219-9 Alt II	Small Business Subcontracting Plan (JAN 2011) Alternate II	OCT 2001
52.219-16	Liquidated Damages-Subcontracting Plan	JAN 1999
52.222-3	Convict Labor	JUN 2003
52.222-21	Prohibition Of Segregated Facilities	FEB 1999
52.222-26	Equal Opportunity	MAR 2007
52.222-35	Equal Opportunity for Veterans	SEP 2010
52.222-36	Affirmative Action For Workers With Disabilities	OCT 2010
52.222-37	Employment Reports on Veterans	SEP 2010
52.222-38	Compliance With Veterans' Employment Reporting Requirements	SEP 2010
52.222-50	Combating Trafficking in Persons	FEB 2009
52.222-54	Employment Eligibility Verification	JUL 2012
52.223-6	Drug-Free Workplace	MAY 2001
52.223-18	Encouraging Contractor Policies To Ban Text Messaging While Driving	AUG 2011
52.225-13	Restrictions on Certain Foreign Purchases	JUN 2008
52.227-1	Authorization and Consent	DEC 2007
52.227-11	Patent Rights—Ownership By The Contractor	DEC 2007
52.227-14	Rights in Data—General	DEC 2007
52.227-16	Additional Data Requirements	JUN 1987
52.229-3	Federal, State And Local Taxes	APR 2003
52.232-2	Payments Under Fixed-Price Research And Development Contracts	APR 1984
52.232-23	Assignment Of Claims	JAN 1986
52.232-25	Prompt Payment	OCT 2008

* The asterisk denotes that confidential portions of this exhibit have been omitted in reliance on Rule 24b-2 of the Securities Exchange Act of 1934. The confidential portions have been submitted separately to the Securities and Exchange Commission .

52.232-33	Payment by Electronic Funds Transfer—Central Contractor Registration	OCT 2003
52.233-1	Disputes	JUL 2002
52.233-3	Protest After Award	AUG 1996
52.233-4	Applicable Law for Breach of Contract Claim	OCT 2004
52.242-13	Bankruptcy	JUL 1995
52.243-7	Notification Of Changes	APR 1984
52.246-23	Limitation Of Liability	FEB 1997
52.246-25	Limitation Of Liability—Services	FEB 1997
52.249-2	Termination For Convenience Of The Government (Fixed-Price)	APR 2012
52.249-9	Default (Fixed-Priced Research And Development)	APR 1984
252.227-7013	Rights in Technical Data—Noncommercial Items	FEB 2012
252.227-7016	Rights in Bid or Proposal Information	JAN 2011
252.227-7017	Identification and Assertion of Use, Release, or Disclosure Restrictions	JAN 2011
252.227-7025	Limitations on the Use or Disclosure of Government-Furnished Information Marked with Restrictive Legends	MAR 2011
252.227-7037	Validation of Restrictive Markings on Technical Data	JUN 2012
252.227-7039	Patents—Reporting Of Subject Inventions	APR 1990
252.235-7011	Final Scientific or Technical Report	NOV 2004

CLAUSES INCORPORATED BY FULL TEXT

52.217-9 OPTION TO EXTEND THE TERM OF THE CONTRACT (MAR 2000)

(a) The Government may extend the term of this contract by written notice to the Contractor within 30 days provided that the Government gives the Contractor a preliminary written notice of its intent to extend at least 60 days,before the contract expires. The preliminary notice does not commit the Government to an extension.

(b) If the Government exercises this option, the extended contract shall be considered to include this option clause.

(c) The total duration of this contract, including the exercise of any options under this clause, shall not exceed five years.

(End of clause)

52.219-28 POST-AWARD SMALL BUSINESS PROGRAM REREPRESENTATION (APR 2012)

(a) Definitions. As used in this clause—

Long-term contract means a contract of more than five years in duration, including options. However, the term does not include contracts that exceed five years in duration because the period of performance has been extended for a cumulative period not to exceed six months under the clause at 52.217-8, Option to Extend Services, or other appropriate authority.

Small business concern means a concern, including its affiliates, that is independently owned and operated, not dominant in the field of operation in which it is bidding on Government contracts, and qualified as a small business under the criteria in 13 CFR part 121 and the size standard in paragraph (c) of this clause. Such a concern is ``not dominant in its field of operation'' when it does not exercise a controlling or major influence on a national basis in a kind of business activity in which a number of business concerns are primarily engaged. In determining whether dominance exists, consideration shall be given to all appropriate factors, including volume of business, number of employees, financial resources, competitive status or position, ownership or control of materials, processes, patents, license agreements, facilities, sales territory, and nature of business activity.

* The asterisk denotes that confidential portions of this exhibit have been omitted in reliance on Rule 24b-2 of the Securities Exchange Act of 1934. The confidential portions have been submitted separately to the Securities and Exchange Commission .

(b) If the Contractor represented that it was a small business concern prior to award of this contract, the Contractor shall rerepresent its size status according to paragraph (e) of this clause or, if applicable, paragraph (g) of this clause, upon the occurrence of any of the following:

(1) Within 30 days after execution of a novation agreement or within 30 days after modification of the contract to include this clause, if the novation agreement was executed prior to inclusion of this clause in the contract.

(2) Within 30 days after a merger or acquisition that does not require a novation or within 30 days after modification of the contract to include this clause, if the merger or acquisition occurred prior to inclusion of this clause in the contract.

(3) For long-term contracts—

(i) Within 60 to 120 days prior to the end of the fifth year of the contract; and

(ii) Within 60 to 120 days prior to the date specified in the contract for exercising any option thereafter.

(c) The Contractor shall rerepresent its size status in accordance with the size standard in effect at the time of this rerepresentation that corresponds to the North American Industry Classification System (NAICS) code assigned to this contract. The small business size standard corresponding to this NAICS code can be found at http://www.sba.gov/content/table-small-business-size-standards.

(d) The small business size standard for a Contractor providing a product which it does not manufacture itself, for a contract other than a construction or service contract, is 500 employees.

(e) Except as provided in paragraph (g) of this clause, the Contractor shall make the rerepresentation required by paragraph (b) of this clause by validating or updating all its representations in the Online Representations and Certifications Application and its data in the Central Contractor Registration, as necessary, to ensure that they reflect the Contractor's current status. The Contractor shall notify the contracting office in writing within the timeframes specified in paragraph (b) of this clause that the data have been validated or updated, and provide the date of the validation or update.

(f) If the Contractor represented that it was other than a small business concern prior to award of this contract, the Contractor may, but is not required to, take the actions required by paragraphs (e) or (g) of this clause.

(g) If the Contractor does not have representations and certifications in ORCA, or does not have a representation in ORCA for the NAICS code applicable to this contract, the Contractor is required to complete the following rerepresentation and submit it to the contracting office, along with the contract number and the date on which the rerepresentation was completed:

The Contractor represents that it ( ) is, ( ) is not a small business concern under NAICS Code 541712- assigned to contract number N62645-12-C-4079.

(Contractor to sign and date and insert authorized signer's name and title).

(End of clause)

* The asterisk denotes that confidential portions of this exhibit have been omitted in reliance on Rule 24b-2 of the Securities Exchange Act of 1934. The confidential portions have been submitted separately to the Securities and Exchange Commission .

52.243-1 CHANGES—FIXED-PRICE (AUG 1987)

(a) The Contracting Officer may at any time, by written order, and without notice to the sureties, if any, make changes within the general scope of this contract in any one or more of the following:

(1) Drawings, designs, or specifications when the supplies to be furnished are to be specially manufactured for the Government in accordance with the drawings, designs, or specifications.

(2) Method of shipment or packing.

(3) Place of delivery.

(b) If any such change causes an increase or decrease in the cost of, or the time required for, performance of any part of the work under this contract, whether or not changed by the order, the Contracting Officer shall make an equitable adjustment in the contract price, the delivery schedule, or both, and shall modify the contract.

(c) The Contractor must assert its right to an adjustment under this clause within 30 days from the date of receipt of the written order. However, if the Contracting Officer decides that the facts justify it, the Contracting Officer may receive and act upon a proposal submitted before final payment of the contract.

(d) If the Contractor’s proposal includes the cost of property made obsolete or excess by the change, the Contracting Officer shall have the right to prescribe the manner of the disposition of the property.

(e) Failure to agree to any adjustment shall be a dispute under the Disputes clause. However, nothing in this clause shall excuse the Contractor from proceeding with the contract as changed.

(End of clause)

52.252-2 CLAUSES INCORPORATED BY REFERENCE (FEB 1998)

This contract incorporates one or more clauses by reference, with the same force and effect as if they were given in full text. Upon request, the Contracting Officer will make their full text available. Also, the full text of a clause may be accessed electronically at this/these address(es):

http://farsite.hill.af.mil/

(End of clause)

252.235-7010 Acknowledgment of Support and Disclaimer. (MAY 1995)

(a) The Contractor shall include an acknowledgment of the Government's support in the publication of any material based on or developed under this contract, stated in the following terms: This material is based upon work supported by the Naval Medical Logistics Command under Contract No. N62645-12-C-4079.

(b) All material, except scientific articles or papers published in scientific journals, must, in addition to any notices or disclaimers by the Contractor, also contain the following disclaimer: Any opinions, findings and conclusions or recommendations expressed in this material are those of the author(s) and do not necessarily reflect the views of the the Naval Medical Logistics Command.

* The asterisk denotes that confidential portions of this exhibit have been omitted in reliance on Rule 24b-2 of the Securities Exchange Act of 1934. The confidential portions have been submitted separately to the Securities and Exchange Commission .

Section J - List of Documents, Exhibits and Other Attachments

CONTRACT ADMINISTRATION PLAN

CONTRACT ADMINISTRATION PLAN (CAP)

R&D Projects

1. Definitions.

1.1 Alternate Contracting Officer’s Representative (ACOR). In the absence of the Contracting Officer’s Representative (COR), the Government official appointed in writing by the Contracting Officer who functions as the technical representative of the Contracting Officer for a specific contract, for a specified period of time.

1.2 Bureau of Medicine and Surgery (BUMED). The Department of the Navy command responsible for all Navy medicine healthcare and research initiatives.

1.3 Commanding Officer. The senior Officer that has ultimate responsibility for the operation of the research activity.

1.4 Contracting Officer. The Government official at the Naval Medical Logistics Command with the actual authority to enter into, administer, and/or terminate contracts and make related determinations and findings on the behalf of the Government.

1.5 Contracting Officer’s Representative (COR). The Government official appointed in writing by the Contracting Officer who functions as the technical representative of the Contracting Officer under the contract.

1.6 Contractor. The organization identified as the contractor/offeror on the Standard Form 1449 and its employees who are performing research under the contract. The contractor is responsible for overall performance under the contract even though its Principal Investigator has a significant responsibility for the research work.

1.7 Military Treatment Facility (MTF). A Department of Defense (DoD) hospital or medical or health center where research may be required to be performed under this contract. The abbreviation, “MTF” includes all Branch Medical or Health Clinics, Medical Administrative Units, Branch Medical or Health Annexes and other subordinate clinical activities.

1.8 Naval Medical Logistics Command (NMLC). The Department of the Navy command responsible for providing contract support for BUMED.

1.9 Principal Investigator (PI). The contractor employee responsible for managing a research effort or project from a scientific or technical standpoint. The PI is responsible for the conduct of the research work.

1.10 Research Activity. The Government center, laboratory, or organization responsible for carrying out the research initiatives of BUMED.

1.11 Technical Assistant (TA). The research activity representative who may be assigned by the COR to provide technical or administrative assistance to the COR. TAs may be assigned to assist and support the COR but shall not be given the authority to provide any technical direction or clarification directly to the Contractor.

2. Responsibilities.

2.1 The Contracting Officer, Acquisition Management Directorate (Code 02), Naval Medical Logistics Command shall:

2.1.1 Perform all required pre-award actions including providing information or answering questions that arise during the solicitation period and as a result of Freedom of Information Act (FOIA) inquiries.

* The asterisk denotes that confidential portions of this exhibit have been omitted in reliance on Rule 24b-2 of the Securities Exchange Act of 1934. The confidential portions have been submitted separately to the Securities and Exchange Commission .

2.1.2 Review the Contract Administration Plan (CAP). The Contracting Officer shall furnish sample COR and TA nomination letters to the research activity in accordance with NAVSUPINST 4205.3 (series).

2.1.3 Verify that the individual(s) nominated to act as COR and/or ACOR have had the required training and the necessary experience. If the Contracting Officer determines that a nominee does not meet experience and training requirements, the Contracting Officer shall request that the research activity nominate another individual.

2.1.4 Review the CAP prior to incorporation into the solicitation. This review shall ensure that all contract administration functions are assigned, suit the specific circumstances of the contract and give due consideration to the type of contract, the place of performance, period of performance, and inspection and acceptance criteria stated in the solicitation/contract.

2.1.5 Include the COR duties contained in this CAP in the resultant solicitation/contract. Additional duties shall be separately delineated within the contract, as appropriate.

2.1.6 Designate the paying office in the contract.

2.1.7 Appoint the COR and ACOR.

2.1.8 Perform all contract administration duties of a Contracting Officer. Regular meetings between the Contracting Officer, the COR or the research activity Commanding Officer (or representative) will be held to discuss the status of and the performance under individual contracts. The format and frequency of these meetings will depend upon the size and complexity of the contract.

NOTE: All parties are specifically reminded that only the Contracting Officer has the authority to modify the terms of the contract. Therefore, in no event will any understanding, agreement, modification, change order, or other matter deviating from the terms of the contract between the Contractor and any other person be effective or binding on the Government. When/if, in the opinion of the Contractor, any direction affecting the terms of the contract has been given by the COR or any other person, the Contractor shall promptly notify the Contracting Officer.

2.1.9 Evaluate reports of Contractor non-compliance and take appropriate action within 30 days of receipt. Copies of any correspondence regarding the results of such analyses shall be provided to the research activity and the COR simultaneously with the action taken.

2.1.10 Arrange the post-award conference, if required. Invite necessary attendees. Ensure that the requirements of the contract and the COR’s duties are thoroughly discussed and understood. Ensure that all personnel involved understand current DoD Standards of Conduct policies.

2.1.11 Oversee the performance of CORs under the contract. Prompt action shall be taken when COR (or alternate) is not performing properly.

2.1.12 Maintain the official contract file including modifications (and all back-up documentation).

2.1.13 Maintain the accuracy of this CAP throughout the life of the contract.

2.1.14 Maintain a list of all CORs under their authority. Periodically review the files and performance of these CORs in accordance with NAVSUPINST 4205.3 (series) and local policies.

2.1.15 Review the existing annual Contractor performance report prior to extending the contract or exercising any options under the contract.

2.2. The Commanding Officer of The Research Activity (or designated representative) shall:

* The asterisk denotes that confidential portions of this exhibit have been omitted in reliance on Rule 24b-2 of the Securities Exchange Act of 1934. The confidential portions have been submitted separately to the Securities and Exchange Commission.

2.2.1 Establish research policy guidance.

2.2.2 Provide overall direction for research sponsored by the activity.

2.2.3 Budget and provide funding for the contract.

2.2.4 Nominate (to the Contracting Officer) an individual to be appointed as COR (by name, title, organizational code and telephone number). This individual shall also be the contract quality assurance monitor and lead technical advisor to the Contracting Officer and shall be responsible for the technical interface needed during contract performance. An ACOR can be nominated to act in the absence of the COR, when needed, or to provide additional expertise. The COR nomination should be approved through the Department of Defense Contracting Office Representative Tracking (CORT) Tool at: https://arc.army.mil/DoDCOR/

NOTE: COR duties cannot be delegated. The COR shall be accountable for the actions of ACORs.

NOTE: Nomination of new CORs as a result of reassignment, termination of employment, etc., shall be made in accordance with the procedures outlined herein.

2.2.5 Ensure all individuals nominated as COR or ACOR have the necessary qualifications to satisfactorily perform the required duties and hold a position of responsibility commensurate with the complexity of the contract. All CORs must complete DAU CLC 106. In addition CORs should complete a Naval Supply System Command (NAVSUP) or BUMED approved COR training course (or DAU/ DoD equivalents) prior to appointment under complex contracts.

2.2.6 Support and supervise the COR in the performance of his/her duties. If the Commanding Officer determines that assigned duties are not being performed in a satisfactory manner, immediate corrective action shall be taken (including the recommendation to replace the COR if required). The Contracting Officer shall be promptly notified of all actions taken. The research activity should consider COR performance in rating all individuals assigned COR functions.

2.2.7 Ensure that appropriate timely action is taken on all contract related correspondence received from either the Contracting Officer or COR. This includes the timely submission (to the Contracting Officer) of any requests for changes to the contract, deviations or waivers. An Independent Government Cost Estimate of the impact on contract price and the availability of additional funding (if required) must accompany all requests for changes to the contract. The Contractor’s price quote and the rationale for requesting the change shall accompany any changes proposed by the Contractor. The Contractor’s price quote serves as a budgetary estimate of the cost impact. The research activity shall also provide input as to technical acceptability of proposed contract language changes.

2.2.8 The research activity Commanding Officer may appoint a TA to assist the COR in executing routine contract administration, monitoring and, surveillance duties. The appointment of all TAs must be in writing and must include the TA's responsibilities and limitations. A copy of this appointment letter shall be provided to the Contracting Officer. Before appointment, the research activity shall assure that all TAs have the appropriate training and experience. TAs must complete DAU CLC 106 prior to appointment.

2.3 The Contracting Officer's Representative (COR) shall:

2.3.1 Notify the Contracting Officer in writing of any organizational or personnel changes affecting the CAP.

2.3.2 Attend both the pre-proposal and post-award conferences, if held.

2.3.3 Upon receipt of the contract from the Contracting Officer, forward copies of documents to staff having administrative responsibilities for the contract.

* The asterisk denotes that confidential portions of this exhibit have been omitted in reliance on Rule 24b-2 of the Securities Exchange Act of 1934. The confidential portions have been submitted separately to the Securities and Exchange Commission.

2.3.4 Attend periodic meetings (as necessary) among the Contracting Officer, research activity and Contractor to discuss the status of and performance under the contract.

2.3.5 Avoid issuing any instructions that would constitute a change to the contract. The COR and Contractor shall not enter into any understanding, agreement, modification, or change order deviating from the terms of the contract which shall be effective or binding on the Government. If in the opinion of the Contractor, an effort outside the scope of the contract is requested, the Contractor shall promptly notify the Contracting Officer in writing. The Contractor shall not act unless the Contracting Officer has issued a written change to the contract. The COR will include, on all correspondence to the Contractor, a declination of authority statement as follows:

“I have neither the authority nor the intent to change the terms or conditions of this contract. This contract can only be changed by a written modification issued by the Contracting Officer. If you believe that I am requesting an effort outside the scope of this contract, promptly notify the Contracting Officer. Additionally, this shall not be construed as an authorization for new work or additional work not already contained in the contract.”

2.3.6 Perform as the technical interface between the Government and the Contractor for this contract. The COR shall provide technical advice or clarification regarding the statement of work and terms of the contract; milestones to be met within the general terms of the contract or specific subtasks of the contract. The COR is the point of contact through whom the Contractor can relay technical questions and problems to the Contracting Officer. The Contractor may also contact the Contracting Officer directly.

2.3.7 Coordinate/facilitate complete and timely approvals for any work at Government facilities between the research activity and the Contractor.

2.3.8 Ensure that the contractor has received and maintains any required human subject or animal use research approvals. The COR shall coordinate any required reviews or actions with the cognizant Human Research Protection Official (HRPO) or Animal Use Administrator (AUA).

2.3.9 Monitor Contractor performance and progress under the contract. If potentially inefficient or wasteful methods are being used, the COR shall take reasonable and timely action to alert the Contractor and the Contracting Officer. Furthermore, the COR shall promptly advise the Contracting Officer of any observed continuous and/or substantial deficiencies in the Contractor's performance or other noncompliance with the terms and conditions of the contract.

2.3.10 In accordance with procedures given in this CAP, promptly issue Contract Discrepancy Reports (CDRs) (Enclosure (1)) to the Contractor to document discrepant performance. The COR shall always obtain the Contractor's response/rebuttal to the CDR, evaluate the acceptability of the response and promptly forward the CDR, Contractor response/rebuttal, and their recommendation to the Contracting Officer.

2.3.11 The COR shall recognize that CDRs become official records within the contract file and that they have serious implications for overall contract management and relationships. CDRs shall not be the first and only choice for communicating contract issues with the contractor and shall be implemented in accordance with the procedures given below within this CAP.

2.3.12 For serious contract performance deficiencies, or when less formal communications fail to resolve minor performance deficiencies, the COR will issue a CDR to the Contractor.

2.3.13 The COR shall ensure that all inspection data is attached to the CDR. The Contractor cannot be expected to respond to performance deficiencies that are not clearly and specifically identified. A cover memorandum on the CDR should specify that the Contractor has three working days, or other appropriate deadline, to respond in writing to the COR. At the time the CDR is issued to the Contractor, the COR shall provide a copy of the CDR to the Contracting Officer.

2.3.14 Upon return of the CDR package from the Contractor, the COR shall review the Contractor’s comments and give careful, objective consideration to the facts and mitigating circumstances documented in the response. The COR shall then make a final written determination and recommendation to the Contracting Officer on the acceptability of Contractor performance and note it on the CDR. The COR shall state why the Contractor’s response does or does not have merit. The COR shall prepare the determination, recommendation, and other statements as appropriate along with actions being requested of the Contracting Officer and as much additional documentation as required to support their conclusions and recommendations.

* The asterisk denotes that confidential portions of this exhibit have been omitted in reliance on Rule 24b-2 of the Securities Exchange Act of 1934. The confidential portions have been submitted separately to the Securities and Exchange Commission.

2.3.15 The COR shall provide the above documentation along with actions being requested of the Contracting Officer and as much additional documentation as required to support their conclusions and recommendations to (1) the Contractor, and (2) the Contracting Officer.

2.3.16 The Contracting Officer will review CDRs and will advise the COR of the need for any further documentation.

2.3.17 Monitor and verify that research is provided in accordance with the statement of work and terms of the contract. Keep accurate records of Contractor performance and compare these records with the Wide Area Work Flow (WAWF) invoice submitted by the Contractor. The COR shall always use this information as a tool when evaluating Contractor invoices. Monthly Progress Reports should be compared with their corresponding contractor invoices to verify consistency between the two. The COR should review the acceptability of invoices by consideration of the following:

(a) Is the project on schedule?

(b) Are there any performance issues?

(c) Are costs appropriate considering current progress of project?

(d) Are technical reports (quarterly, annual, final) up to date?

(e) Are any required human subject or animal use approvals in place?

2.3.18 Notify the Contracting Officer of questioned costs or issues. As required, assist the Contracting Officer in resolving questioned costs or issues with the contractor.

2.3.19 Accept research deliverables as the official Government representative.

2.3.20 Use appropriate methods for contract surveillance.

2.3.21 Understand contract invoicing requirements. The COR shall ensure that all WAWF Invoices are processed in a timely manner so that prompt payment due dates are met. Prior to acceptance of a WAWF invoice, the processing official shall obtain approval from the COR that the payment request is appropriate. This can be done by having the COR sign a DD250 (or provide an e-mail to the contractor) for uploading into WAWF with the invoice. When the WAWF invoice comes up in the WAWF system, the processing official can then see that approval has already been given by the COR.

2.3.22 Immediately alert the Contracting Officer of any unusual performance problems. If a corrective action plan is approved by the Contracting Officer, the COR shall monitor the implementation and effectiveness of that corrective action plan. In uncertain situations, the COR shall always seek advice from the Contracting Officer, as prudent, before acting.

2.3.23 Perform administrative duties including maintaining files which support the actions performed as a COR. The COR shall respond to all contract correspondence in a timely manner. Contract files shall include a conforming copy of the contract, all modifications, a conforming copy of the Contractor’s Technical Proposal, all surveillance reports, each CDR (including the Contractor’s response/rebuttal), any contract-related correspondence, a contract log or COR diary, all telephone conversation and email records, meeting minutes, reports from Government subject matter experts, and Independent Government Cost Estimates.

2.3.24 If applicable, take the necessary steps to ensure that Government property furnished to the Contractor is provided in a timely manner and in proper condition for use. The COR shall maintain both inventory and disposition records for all Government furnished property. This inventory/disposition file is coordinated with the Contracting Officer. The COR shall ensure that the Contractor returns all Government furnished property or that Government furnished material has been reasonably consumed in the performance of work.

2.3.25 Read and comply with all applicable Standards of Conduct and Conflict of Interest instructions and procedures including annual financial interest filings.

* The asterisk denotes that confidential portions of this exhibit have been omitted in reliance on Rule 24b-2 of the Securities Exchange Act of 1934. The confidential portions have been submitted separately to the Securities and Exchange Commission.

2.3.26 Ensure that the Contractor receives copies of all regulations and/or directives considered appropriate to the research being performed.

2.3.27 Submit information detailing the Contractor's performance to the Contracting Officer. A statement indicating performance has been satisfactory along with your request to continue performance would be required prior to extending the contract or exercising options under the contract. An annual report on the Contractor's performance will be required 30 days after the end of each performance period. A final report shall be sent to the Contracting Officer within 60 days after completion of the contract. The final report shall contain a conclusive statement describing the Contractor's overall performance and an evaluation on the accountability of Government property furnished to the Contractor. An addendum report may also be required. Format for the report will be in consonance with the Contractor Performance Assessment Reporting System (CPARS) and is provided at Enclosure (2).

2.3.28 Perform other duties, particular to the contract, as may be incorporated into the contract document or as required by the Contracting Officer.

2.3.29 Generate monthly COR reports and quarterly surveillance reports to the Contracting Officer and COR file.

2.3.30 The COR should self nominate himself/herself through the Department of Defense Contracting Office Representative Tracking (CORT) Tool at: https://arc.army.mil/DoDCOR/. The CORT Tool should also be utilized to assist in the performance of the COR responsibilities.

2.4 Technical Assistant (TA). All requirements for TA duties are reported directly to the COR. At the direction of the COR, the TA shall:

2.4.1 Perform surveillance and identify Contractor deficiencies.

2.4.2 Review contract deliverables, recommending acceptance/rejection, and providing the COR with the documentation to support all recommendations.

2.4.3 Assist the COR in the preparation of the final Contractor performance report using the format and procedures prescribed by the Contracting Officer.

2.4.4 Identify Contractor non-compliance with reporting requirements.

2.4.5 Evaluate Contractor proposals, identifying potential problem areas.

2.4.6 Provide to the COR (a) recommendations for revisions or clarifications to the statement of work and terms of the contract and (b) recommendations for revisions to the CAP.

2.4.7 Provide detailed written reports of any trip, meeting, correspondence, telephone conversation, email or anecdotal conversation after any contact between the TA and the Contractor.

Enclosures:

Enclosure 1 - Contract Discrepancy Report

Enclosure 2 – Contractor Performance Assessment Report

* The asterisk denotes that confidential portions of this exhibit have been omitted in reliance on Rule 24b-2 of the Securities Exchange Act of 1934. The confidential portions have been submitted separately to the Securities and Exchange Commission.

Enclosure 1 - Contract Discrepancy Report

CONTRACT DISCREPANCY REPORT
Contract Number:	Contract Clause:	Date:
COR Findings:
COR (sign and date):
Contractor Response:
Contractor Project Manager (sign and date):
COR Determination/Recommendation:
COR (sign and date):

* The asterisk denotes that confidential portions of this exhibit have been omitted in reliance on Rule 24b-2 of the Securities Exchange Act of 1934. The confidential portions have been submitted separately to the Securities and Exchange Commission.

Enclosure 2 – Contractor Performance Assessment Report

CONTRACTOR PERFORMANCE ASSESSMENT REPORT

Contractor Name and Address:

Company Name:

Street Address:

Report Type: {Annual or Final or Addendum}

Period of Performance Being Assessed:

Contract Number:

Order Number:

Location of Contract Performance:

Program Title:

Contract Effort Description:

Key Subcontractor(s):

Contractor Name: Effort Performed:

Contractor Name: Effort Performed:

* The asterisk denotes that confidential portions of this exhibit have been omitted in reliance on Rule 24b-2 of the Securities Exchange Act of 1934. The confidential portions have been submitted separately to the Securities and Exchange Commission.

Evaluation Ratings Definitions (Excluding Utilization of Small Business)

Rating	Definition	Note

Exceptional	Performance meets contractual requirements and exceeds many to the Government’s benefit. The contractual performance of the element or sub-element being assessed was accomplished with few minor problems for which corrective actions taken by the contractor was highly effective.
To justify an Exceptional rating, identify multiple significant events and state how they were of benefit to the Government. A singular benefit, however, could be of such magnitude that it alone constitutes an Exceptional rating. Also, there should have been NO significant weaknesses identified.

Very Good	Performance meets contractual requirements and exceeds some to the Government’s benefit. The contractual performance of the element or sub-element being assessed was accomplished with some minor problems for which corrective actions taken by the contractor was effective.	To justify a Very Good rating, identify a significant event and state how it was a benefit to the Government. There should have been no significant weaknesses identified.

Satisfactory	Performance meets contractual requirements. The contractual performance of the element or sub-element contains some minor problems for which corrective actions taken by the contractor appear or were satisfactory.	To justify a Satisfactory rating, there should have been only minor problems, or major problems the contractor recovered from without impact to the contract. There should have been NO significant weaknesses identified. A fundamental principle of assigning ratings is that contractors will not be assessed a rating lower than Satisfactory solely for not performing beyond the requirements of the contract.

Marginal	Performance does not meet some contractual requirements. The contractual performance of the element or sub-element being assessed reflects a serious problem for which the contractor has not yet identified corrective actions. The contractor’s proposed actions appear only marginally effective or were not fully implemented.	To justify Marginal performance, identify a significant event in each category that the contractor had trouble overcoming and state how it impacted the Government. A Marginal rating should be supported by referencing the management tool that notified the contractor of the contractual deficiency (e.g., management, quality, safety, or environmental deficiency report or letter).

Unsatisfactory	Performance does not meet most contractual requirements and recovery is not likely in a timely manner. The contractual performance of the element or sub-element contains a serious problem(s) for which the contractor’s corrective actions appear or were ineffective.	To justify an Unsatisfactory rating, identify multiple significant events in each category that the contractor had trouble overcoming and state how it impacted the Government. A singular problem, however, could be of such serious magnitude that it alone constitutes an unsatisfactory rating. An Unsatisfactory rating should be supported by referencing the management tools used to notify the contractor of the contractual deficiencies (e.g., management, quality, safety, or environmental deficiency reports, or letters).

* The asterisk denotes that confidential portions of this exhibit have been omitted in reliance on Rule 24b-2 of the Securities Exchange Act of 1934. The confidential portions have been submitted separately to the Securities and Exchange Commission.

Evaluation Ratings Definitions (Utilization of Small Business)

Rating	Definition	Note

Exceptional	Exceeded all negotiated subcontracting goals or exceeded at least one goal and met all of the other negotiated subcontracting goals for the current period. Had exceptional success with initiatives to assist, promote, and utilize small business (SB), small disadvantaged business (SDB), women-owned small business (WOSB), HUBZone small business, veteran-owned small business (VOSB) and service disabled veteran owned small business (SDVOSB). Complied with FAR 52.219-8, Utilization of Small Business Concerns. Exceeded any other small business participation requirements incorporated in the contract, including the use of small businesses in mission critical aspects of the program. Went above and beyond the required elements of the subcontracting plan and other small business requirements of the contract. Completed and submitted Individual Subcontract Reports and/or Summary Subcontract Reports in an accurate and timely manner.	To justify an Exceptional rating, identify multiple significant events and state how they were a benefit to small business utilization. A singular benefit, however, could be of such magnitude that it constitutes an Exceptional rating. Ensure that small businesses are given meaningful, innovative work directly related to the project, rather than peripheral work, such as cleaning offices, supplies, landscaping, etc. Also, there should have been no significant weaknesses identified.

Very Good	Met all of the negotiated subcontracting goals in the traditional socio-economic categories (SB, SDB and WOSB) and met at least one of the other socio-economic goals (HUBZone, VOSB, SDVOSB) for the current period. Had significant success with initiatives to assist, promote and utilize SB, SDB, WOSB, HUBZone, VOSB, and SDVOSB. Complied with FAR 52.219-8, Utilization of Small Business Concerns. Met or exceeded any other small business participation requirements incorporated in the contract, including the use of small businesses in mission critical aspects of the program. Endeavored to go above and beyond the required elements of the subcontracting plan. Completed and submitted Individual Subcontract Reports and/or Summary Subcontract Reports in an accurate and timely manner.	To justify a Very Good rating, identify a significant event and state how they were a benefit to small business utilization. Ensure that small businesses are given meaningful, innovative work directly related to the project, rather than peripheral work, such as cleaning offices, supplies, landscaping, etc. There should be no significant weaknesses identified.

* The asterisk denotes that confidential portions of this exhibit have been omitted in reliance on Rule 24b-2 of the Securities Exchange Act of 1934. The confidential portions have been submitted separately to the Securities and Exchange Commission.

Satisfactory	Demonstrated a good faith effort to meet all of the negotiated subcontracting goals in the various socio-economic categories for the current period. Complied with FAR 52.219-8, Utilization of Small Business Concerns. Met any other small business participation requirements included in the contract. Fulfilled the requirements of the subcontracting plan included in the contract. Completed and submitted Individual Subcontract Reports and/or Summary Subcontract Reports in an accurate and timely manner.	To justify a Satisfactory rating, there should have been only minor problems, or major problems the contractor has addressed or taken corrective action. There should have been no significant weaknesses identified. A fundamental principle of assigning ratings is that contractors will not be assessed a rating lower than Satisfactory solely for not performing beyond the requirements of the contract.

Marginal	Deficient in meeting key subcontracting plan elements. Deficient in complying with FAR 52.219-8, Utilization of Small Business Concerns, and any other small business participation requirements in the contract. Did not submit Individual Subcontract Reports and/or Summary Subcontract Reports in an accurate or timely manner. Failed to satisfy one or more requirements of a corrective action plan currently in place; however, does show an interest in bringing performance to a satisfactory level and has demonstrated a commitment to apply the necessary resources to do so. Required a corrective action plan.	To justify Marginal performance, identify a significant event that the contractor had trouble overcoming and how it impacted small business utilization. A Marginal rating should be supported by referencing the actions taken by the government that notified the contractor of the contractual deficiency.

Unsatisfactory	Noncompliant with FAR 52.219-8 and 52.219-9, and any other small business participation requirements in the contract. Did not submit Individual Subcontract Reports and/or Summary Subcontract Reports in an accurate or timely manner. Showed little interest in bringing performance to a satisfactory level or is generally uncooperative. Required a corrective action plan.	To justify an Unsatisfactory rating, identify multiple significant events that the contractor had trouble overcoming and state how it impacted small business utilization. A singular problem, however, could be of such serious magnitude that it alone constitutes an Unsatisfactory rating. An Unsatisfactory rating should be supported by referencing the actions taken by the government to notify the contractor of the deficiencies. When an Unsatisfactory rating is justified, the contracting officer must consider whether the contractor made a good faith effort to comply with the requirements of the subcontracting plan required by FAR 52.219-9 and follow the procedures outlined in FAR 52.219-16, Liquidated Damages-Subcontracting Plan.

* The asterisk denotes that confidential portions of this exhibit have been omitted in reliance on Rule 24b-2 of the Securities Exchange Act of 1934. The confidential portions have been submitted separately to the Securities and Exchange Commission.

NOTE 1: Generally, zero percent is not a goal unless the Contracting Officer determined when negotiating the subcontracting plan that no subcontracting opportunities exist in a particular socio-economic category. In such cases, the contractor shall be considered to have met the goal for any socio-economic category where the goal negotiated in the plan was zero.

Assigned Rating

Evaluation Area	Prior Rating	Current Rating
Quality of Product or Service
Schedule
Cost Control (Not required for Firm-Fixed Price or Firm-Fixed Price with Economic Price Adjustment)
Business Relations
Management of Key Personnel (For Services and Information Technology Business Sectors only - Not Applicable to Operations Support)
Utilization of Small Business	Assessed by Contracting Officer	Assessed by Contracting Officer
Other Areas:
(1) {list}
(2) {list}
(3) {list}

* The asterisk denotes that confidential portions of this exhibit have been omitted in reliance on Rule 24b-2 of the Securities Exchange Act of 1934. The confidential portions have been submitted separately to the Securities and Exchange Commission.

Rating Support

Note: A factual narrative is required for all assessments regardless of rating. Each narrative statement in support of the area assessment must contain objective data.

Quality of Product or Service Narrative:
Schedule Narrative:
Cost Control Narrative (if applicable):
Business Relations Narrative:
Management of Key Personnel Narrative (if applicable):
Other Areas (1) Narrative:
Other Areas (2) Narrative:
Other Areas (3) Narrative:

COR Name:
Signature:
Date:

* The asterisk denotes that confidential portions of this exhibit have been omitted in reliance on Rule 24b-2 of the Securities Exchange Act of 1934. The confidential portions have been submitted separately to the Securities and Exchange Commission.

Attachment 1: Statement of Work

Manufacture of Three Adenovirus Vectors Encoding Plasmodium falciparum Sporozoite/Liver Stage Antigens with Stability Program

Prepared for:

Naval Medical Research Center

Submitted by:

GenVec, Inc.

65 West Watkins Mill Road

Gaithersburg, MD 20878

Date:

28-September-2012

Business Contact:	Technical Contact:
Cynthia L. Collins	Bryan T. Butman, Ph.D.
President and CEO	Senior VP, Development
240-632-5500	240-632-5554
ccollins@genvec.com	bbutman@genvec.com

* The asterisk denotes that confidential portions of this exhibit have been omitted in reliance on Rule 24b-2 of the Securities Exchange Act of 1934. The confidential portions have been submitted separately to the Securities and Exchange Commission.

Table of Contents

1.	Executive Summary	3
2.	Background	4
3.	Scope of Work	5
4.	List of Subcontractors	15
5.	Supporting Capabilities	16
6.	Key Personnel	17
7.	Summary	19
8.	Appendices	20
	Appendix A: Overview of Manufacturing Process for CSS and MVB/CTM BDS Lots	21
	Appendix B: Overall Testing Plan for Adenovector Malaria Vaccines	22
	Appendix C: Testing Performed for Certification of Vector Seed Stocks (VSS)	23
	Appendix D: Testing Plan for Release of GMP Clinical Seed Stocks (CSS)	24
	Appendix E: Testing Plan for Release of GMP MVB/CTM Bulk Drug Substance (BDS)	25
	Appendix F: Testing Plan for Release of GMP Vaccine Final Drug Product (FDP)	26
	Appendix G: Stability Testing Plan for Vaccine Final Drug Product (FDP)	27
	Appendix H: Detailed Project Time Line	28

* The asterisk denotes that confidential portions of this exhibit have been omitted in reliance on Rule 24b-2 of the Securities Exchange Act of 1934. The confidential portions have been submitted separately to the Securities and Exchange Commission.

2

1. Executive Summary

GenVec proposes to establish vector seed stocks and then conduct cGMP manufacture and testing of three separately vialed adenoviral vectored malaria vaccine vectors to be used in Phase 1 clinical trial(s) by the Naval Medical Research Center (NMRC). These vectors will encode Plasmodium falciparum genes for *.

The proposed scope of work is as follows:

•	Task #1: Construction, Production (non-GMP) and Characterization of three (3) Vector Seed Stocks (VSS) (CLIN 0001)
•	Task #2: Manufacture (GMP) and testing of three (3) Clinical Seed Stocks (CSS) (CLIN 0002)
•	Task #3A: Manufacture (GMP) and testing of three (3) Master Virus Bank/Clinical Trial Material (MVB/CTM) Bulk Drug Substance lots (CLIN 0002)
•	Task #3B: Manufacture (GMP) and testing of three (3) vaccine Final Drug Product (FDP) lots (CLIN 0002 and CLIN 2001)
•	Task #4: Stability study on these three (3) vialed vaccine FDP lots according to ICH guidelines (for a period of 36 months) (CLIN 0003 and CLIN 1001)
•	Task #5: Storage and shipment of products manufactured under proposal (CLIN 0002)

* The asterisk denotes that confidential portions of this exhibit have been omitted in reliance on Rule 24b-2 of the Securities Exchange Act of 1934. The confidential portions have been submitted separately to the Securities and Exchange Commission.

3

2. Background

One of the missions of NMRC is to develop a malaria vaccine. GenVec is a small biotech company focusing on advancing our adenovector-based gene delivery platform to develop novel vaccines and therapeutics. GenVec has previously collaborated with NMRC on development and clinical testing of two first generation adenovirus serotype 5 (Ad5) -based adenovector vaccines. We showed that a DNA prime - Ad5 boost regimen expressing CSP and AMA1 antigens protected 4/15 volunteers from experimental challenge. Three out of four of the protected individuals had the most robust AMA1-specific T cell responses. These data support the growing body of evidence indicating that prime-boost regimens that include an adenovector component can provide protection against malaria.

The threshold for licensure of military malaria vaccine is * efficacy. Our current goal is to improve an adenovector-based vaccine and obtain * protection in the human experimental challenge model. We have a two-pronged, rational approach to build and test a malaria vaccine product that can meet this objective by incorporating highly protective malaria antigens into GenVec’s improved vaccine delivery vectors (GCXX).

The next developmental step is to combine three antigens from the Plasmodium falciparum parasite, that have previously shown evidence for inducing protection in the human Phase 1 clinical testing, into an improved adenovector vaccine. This vaccine will be tested * for protection using the human experimental challenge model. The three malaria antigens of interest under this program are:

•	*
•	*
•	*

*

GenVec has developed a novel vector-based gene delivery technology (adenovirus “GCXX” backbone) that is uniquely suited for malaria vaccine development. GenVec’s GCXX vectors are highly immunogenic in mice and provided protection in the mouse malaria, P. yoelii, challenge model. In addition, these vectors are derived from adenovirus serotypes that do not infect humans and were shown by GenVec to have very low seroprevalence in the US population. Furthermore, GenVec has extensive experience in cGMP manufacture and testing, as well as regulatory experience with FDA, to enable moving adenoviral vectored vaccines into clinical testing.

* The asterisk denotes that confidential portions of this exhibit have been omitted in reliance on Rule 24b-2 of the Securities Exchange Act of 1934. The confidential portions have been submitted separately to the Securities and Exchange Commission.

4

3. Scope of Work

Objectives: The overall objective is to generate three cGMP-compliant clinical trial material (CTM) lots for use in Phase 1 trial(s) by NMRC (using the three pre-GMP VSS lots prepared under Task #1, below). This will require successive generation (two-tiered GMP plan) of a GMP Clinical Seed Stock (CSS) bulk drug lot (GMP Tier 1), followed by production of a GMP Master Virus Bank (MVB)/Clinical Trial Material (CTM) bulk drug substance lot (GMP Tier 2), with GMP vialing of Final Drug Product (FDP), for each of these three malaria vaccine vectors. GenVec will use best efforts to achieve the objectives in the Scope of Work. The overall production scheme is outlined below:

Two Tiered GMP Production Plan

Non-GMP
Vector Seed Stock (VSS)
GMP
Clinical Seed Stock (CSS)
Tier 1
Surplus Bulk Drug Substance
Master Virus Bank (MVB)/Clinical Trial Material (CTM) Bulk Drug Substance (BDS)
Tier 2
Vialed Clinical Trial Material (Final Drug Product; FDP)

* The asterisk denotes that confidential portions of this exhibit have been omitted in reliance on Rule 24b-2 of the Securities Exchange Act of 1934. The confidential portions have been submitted separately to the Securities and Exchange Commission.

5

Overview of GenVec Manufacturing Approach: GenVec has manufactured more than * lots of clinical trial materials for both vaccine and therapeutic products. GenVec's approach has met the cGMP requirements of the FDA for numerous Phase 1 and Phase 2 vaccine clinical trials for both Malaria and HIV vaccines.

GenVec proposes to use our proprietary 293 ORF6 cell line, which provides appropriate complementation of the deleted adenoviral E1 and E4 sequences, to enable efficient production of these replication-deficient GCXX vectors. GenVec has extensively characterized the 293 ORF6 Master Cell Bank (MCB) and has submitted a Master File to FDA, which can be cross-referenced by NMRC in the IND submission. This Master File contains all of the details regarding production and testing of the Master and Working cell banks for 293 ORF6.

In order to manufacture the CSS and MVB/CTM lots, GenVec will use the production process outlined in Appendix A. The basic manufacturing process will involve: Expansion of GenVec's proprietary 293 ORF6 production cell line in serum-free suspension culture —> virus infection/production —> harvest/recovery —> purification * —> formulation, final filtration and filling.

All products made under this contract will be produced using animal-free materials. Extensive Quality Control release testing will be performed on the CSS, MVB/CTM and FDP lots. The overall QC testing plan for each step in the production plan is defined in Appendix B. The Vector Seed Stocks to be used as viral seeds for the GMP production will be certified by GenVec Quality Assurance according to the plan defined in Appendix C.

Quality Assurance: GenVec will establish a Quality Agreement with NMRC outlining the level of quality and NMRC/GenVec responsibilities prior to *

Project Management: GenVec will assign a Project Manager to assure that all activities are conducted according to the established scope of work and program time line. In order to facilitate communications between GenVec and NMRC, regular teleconferences will be held. The frequency of these teleconferences will be dependent upon the needs of the program. The Agenda and Minutes for these teleconferences will be generated by the GenVec Project Manager.

Regulatory Support of NMRC IND: GenVec will provide *. GenVec will also*.

GenVec proposes to provide our expertise to provide the following services:

* The asterisk denotes that confidential portions of this exhibit have been omitted in reliance on Rule 24b-2 of the Securities Exchange Act of 1934. The confidential portions have been submitted separately to the Securities and Exchange Commission.

6

Task #1: Generation of three GCXX-Pf Vector Seed Stocks (VSS) – GenVec proposes to manufacture three VSS lots within our Gaithersburg, MD research laboratories using GenVec's proprietary 293-ORF6 cells. The specific GCXX backbone will be chosen based on the performance of various backbones, tested under CRADA (NMR-12-4076). Each VSS will consist of the chosen GCXX backbone expressing *. The three VSS will be produced using GenVec’s standard VSS production process, which is comparable to that used to manufacture the MVB/CTM lots. VSS will be manufactured at an appropriate scale to produce * or greater particle units (PU) of each GCXX-Pf VSS lot. Each VSS lot will be vialed into standard * and stored frozen at *. GenVec Research will coordinate testing of the three VSS lots as defined in Appendix C. *

*

Deliverables for Task #1: Vector Seed Stock Lots

1.	*
2.	*

* The asterisk denotes that confidential portions of this exhibit have been omitted in reliance on Rule 24b-2 of the Securities Exchange Act of 1934. The confidential portions have been submitted separately to the Securities and Exchange Commission .

7

Task #2: Clinical Seed Stocks - GenVec proposes to conduct GMP manufacture of the three CSS lots *, using the production process outlined in Appendix A, in a manner that is comparable to the MVB/CTM bulk drug substance lots. Clinical Seed Stock release testing is defined in Appendix D. GenVec Quality Control will coordinate testing of the three CSS lots. *.

*

At the end of NMRC's GLP toxicology study, GenVec will provide the following analytical support:

•	*.
•	*.

The CSS lots will also be used as the GMP viral lots that will seed the production of the three MVB/CTM bulk drug substance lots. GenVec Quality Assurance will conduct review and release of the three CSS lots.

GenVec will provide Technical Summary Reports for each of the three GCXX Pf CSS lots.

Reference Standard vials from each of the three CSS lots will be filled into cryovials for use in MVB/CTM and FDP QC Release and Stability assays for transgene expression. Following lot release, Reference Standard vials for future stability time points will be provided to NMRC.

Deliverables for Task #2: Clinical Seed Stock Lots

•	CSS vials to support immunology and toxicology preclinical studies from each of three malaria vaccine vectors, stored at *. The target will be * PU of each vector for delivery to NMRC.

•	Reference Standard vials for use in future stability time points (after release of FDP).

•	*

•	*

•	*

•	*

•	*

•	*

•	*

* The asterisk denotes that confidential portions of this exhibit have been omitted in reliance on Rule 24b-2 of the Securities Exchange Act of 1934. The confidential portions have been submitted separately to the Securities and Exchange Commission .

8

Task #3A: MVB/CTM Bulk Drug Substance - A single BDS lot will be manufactured for each of the three malaria constructs, using the three CSS lots described above. *. For GMP manufacture of the three MVB/CTM BDS lots, GenVec will use the production process outlined in Appendix A. Release testing for the MVB/CTM BDS is defined in Appendix E.

*

*

The proposed manufacturing and testing plans will be reviewed by the FDA. Modifications to these may be required per FDA pre-IND meeting feedback, and will be accommodated if not burdensome.

*

The comprehensive MVB/CTM bulk drug substance release testing plan is defined in Appendix E. This includes both cell harvest and final BDS testing for safety, potency, purity and identity. Testing will be coordinated by GenVec Quality Control. GenVec Quality Assurance will conduct review and release of the three MVB/CTM BDS lots.

Deliverables for Task #3A: MVB/CTM Bulk Drug Substance Lots

•	*

•	*

•	*

* The asterisk denotes that confidential portions of this exhibit have been omitted in reliance on Rule 24b-2 of the Securities Exchange Act of 1934. The confidential portions have been submitted separately to the Securities and Exchange Commission .

9

Task #3B: Vaccine Final Drug Product (FDP) - Each of the three CTM bulk drug substance lots will be formulated with Final Formulation Buffer (FFB) and vialed separately as three Final Drug Product (FDP) lots at an appropriate vector concentration and volume, per the needs of the NMRC Phase 1 clinical trial(s). The filling process and containers will first be qualified to assure aseptic filling of the FDP. The target concentration for each FDP lot will be *. *

It is understood that NMRC desires approximately * vials per lot (including CTM, QC release, stability and retain vials). The Vaccine Final Drug Product testing for safety, potency, integrity and purity is defined in Appendix F. GenVec Quality Control will coordinate this testing.

For filling of the three FDP vaccine lots, *. A sufficient number of vials for each lot will be filled * and frozen at *. As stated above, any remaining MVB/CTM BDS will be stored frozen * in *. GenVec Quality Assurance will conduct review and release of the three FDP lots. A sufficient number of FDP vials will be put aside from each lot to enable a * stability study. As described below, a 36 month stability study is within the scope of this proposal (Task #4). After GenVec QA release of the three FDP lots, GenVec will ship these materials to NMRC for long-term storage. NMRC shall be notified by GenVec of any retained lots and of all intended and actual uses of these retained lots and afford NMRC right to approve such uses, which shall not be unreasonably withheld.

GenVec will also provide Vialed Final Formulation Buffer (FFB) for NMRC use as a diluent/placebo in Phase 1 clinical studies. Up to 100 vials of GMP-released FFB will be provided, with a target fill volume of *. These FFB vials will be covered under an existing stability program. GenVec will provide a copy of a relevant stability report for this FFB lot.

Deliverables for Task # 3B: Vaccine Final Drug Product Lots

•	Shipment of all FDP vials (less retain samples), including stability vials from each of the three malaria vaccine vectors, stored at *. *

•	True and exact copies of executed batch production and testing records for three FDP lots.

•	Vialed Final Formulation Buffer (FFB) for NMRC use as a diluent/placebo in Phase 1 clinical studies from. Up to 100 vials of GMP-released FFB will be provided, with a target fill volume of *.

•	Certificates of Analysis (certified by GenVec Quality Control and Quality Assurance, reviewed and approved by NMRC) containing the test results for the *three Vaccine FDP lots; marked to reflect NMRC Proprietary information.

* The asterisk denotes that confidential portions of this exhibit have been omitted in reliance on Rule 24b-2 of the Securities Exchange Act of 1934. The confidential portions have been submitted separately to the Securities and Exchange Commission .

10

•	GenVec Certificate of Analysis and relevant stability report for the already vialed FFB/Diluent lot.

•	Product liability insurance for the FDP lots to be used in clinical trials, for a period of * years upon the Government’s exercise and funding of Option CLIN 2001.

•	Provide an MSDS for the GCXX Pf manufactured products if requested by NMRC/NMRC representatives.

* The asterisk denotes that confidential portions of this exhibit have been omitted in reliance on Rule 24b-2 of the Securities Exchange Act of 1934. The confidential portions have been submitted separately to the Securities and Exchange Commission .

11

Task #4: 36-Month ICH Stability Program for Three FDP Lots

Objective: The objective of Task 4 is to conduct a 36 month stability study in accordance with ICH guidelines in order to monitor potency and integrity of the vaccine FDP lots during the Phase 1 clinical trials. A sufficient number of FDP vials will be set aside to accommodate a *stability study. GenVec stability testing beyond the * month time frame will require exercise of Option CLIN 1001.

At the beginning of the stability protocol, vialed FDP from each of the three vectors will be shipped to NMRC, who will be responsible for storage of stability vials in temperature-controlled chambers at *. Upon request with suitable advance notice, NMRC will ship vials to GenVec for testing according to the stability testing plan outlined in Appendix G. The individual time points in the stability protocol will be * months. Only time points * months are addressed under CLIN 0003. The remaining time points (* months are addressed under Option CLIN 1001, below.

The stability study will be designed to synchronize each time point for all * FDP lots. Accordingly, the study will not be initiated until all three lots of FDP have been filled. The T=0 data will come from the lot release testing for the three FDP lots.

At the beginning of the stability study, GenVec will establish QA approved stability protocols, for each of the three lots that define the list of tests (per the above plan), specifications and frequency of testing. GenVec will store the samples under controlled conditions (at a contract repository) and will conduct testing under this plan according to established QC SOPs.

Deliverables for Task #4

•	Subsequent to each testing time point, GenVec Quality Control will prepare a Stability Time Point Report of the data. The GenVec Quality Assurance-approved reports will be provided to NMRC within 60 days of the stability time point.
•	*
•	At the end of the proposed * month stability study under CLIN 0003, GenVec will provide a Summary Report for each of the three vaccine vector FDP lots; marked to reflect NMRC Propriety information.

* The asterisk denotes that confidential portions of this exhibit have been omitted in reliance on Rule 24b-2 of the Securities Exchange Act of 1934. The confidential portions have been submitted separately to the Securities and Exchange Commission ..

12

Task #5: Storage and Shipment - GenVec will store all produced materials at either * or *. GenVec will be responsible for controlled monitoring and inventory of these materials until shipments are made to NMRC.

Shipment of vials from the three CSS lots is addressed under Task #2, above.

Shipment of the vials for use in the Phase 1 clinical trial is addressed under Task #3B, above.

Shipment of the vials for use in the 36 month stability program is addressed under Task #4, above.

NMRC will be responsible to take possession and to arrange for long-term storage and inventory of all contract materials shipped by GenVec. All materials will be packaged for shipment to ensure maintenance of proper temperature and product integrity. In order to mitigate risk, GenVec will split each lot into two shipments). This shipment to the NMRC designated storage facility will be coordinated with an appropriate NMRC representative. All vector products and samples will be protected from exposure to carbon dioxide from dry ice during shipment *

* The asterisk denotes that confidential portions of this exhibit have been omitted in reliance on Rule 24b-2 of the Securities Exchange Act of 1934. The confidential portions have been submitted separately to the Securities and Exchange Commission .

13

Period of Performance and Timing for Tasks 1-5:

The project start date will be determined by NMRC. The following is an approximate project schedule. GenVec will use best efforts to accomplish the objectives consistent with this schedule.

Period of Performance #1: * months

•	Task #1: Construction, Production and Characterization of 3 VSS Lots - * months.
a.	Generation of VSS Reports – *wks.
•	Task #2: GMP Manufacture, Testing and Release of 3 CSS lots - * months (overlaps VSS construction and manufacture).
a.	Generation of CSS Technical Summary Reports - * month.
•	Task #3A: GMP Manufacture, Testing and GenVec QA Release of 3 MVB/CTM BDS lots (includes technology transfer to CMO) - * months.
•	Task #3B: GMP Manufacture, Testing and GenVec QA Release of 3 Vaccine FDP lots – * months (includes qualification of the filling process and overlaps BDS manufacture).
•	Task #5: Storage - Duration of manufacturing campaign.

Period of Performance #2: * months (months *)

•	Task #4: Stability Program - * months from release testing of 3rd FDP lot (T=0) – CLIN 0003.

Period of Performance #3: Twenty-four (24) months (months *)

Task #4: Stability Program – Option CLIN 1001.

The detailed project Time Line is presented in Appendix H, with a start date of * for the purpose of generating the time line.

* The asterisk denotes that confidential portions of this exhibit have been omitted in reliance on Rule 24b-2 of the Securities Exchange Act of 1934. The confidential portions have been submitted separately to the Securities and Exchange Commission .

14

4.	List of Subcontractors

The following GenVec QA vendor qualified*subcontractors are proposed to be used during the performance of this contract:

Name	Location	Service Provided
*	*	Contract GMP Manufacturing
*	*	Safety Testing Services
*	*	Safety Testing Services
*	*	Impurity Testing Services
*	*	Microbiological Testing Services
*	*	DNA Sequencing Services
*	*	GMP Storage Services

*Vendor qualification reports are available to NMRC for review upon NMRC’s request.

* The asterisk denotes that confidential portions of this exhibit have been omitted in reliance on Rule 24b-2 of the Securities Exchange Act of 1934. The confidential portions have been submitted separately to the Securities and Exchange Commission .

15

5.	Supporting Capabilities

Documentation

GenVec has developed a Document Management Program that applies to the management of all controlled documents including those associated with cGMP. This serves as a tracking tool for GenVec documents, including the *documents, and is able to scan and retrieve documents or images, index, sort, search, track versions and provide lists and reports related to GenVec documentation.

Project Management

GenVec will assign a Project Manager from within its Development department. It is the Project Manager’s responsibility to plan for activities directly and indirectly related to performance of the project. This includes the assembly of a project team with adequate representation from the key disciplines to conduct the work, development of a Gantt chart that details the activities and timing required to complete the defined work, and tracking information to ensure that the project is being conducted within appropriate cost parameters. The Project Manager is responsible for supporting the overall resources of the project and making certain communication flows in the most effective manner between collaborators. The Project Manager is also responsible for ensuring that reporting complies with the contract.

In order to facilitate communications between GenVec and NMRC, regular teleconferences will be held. The frequency of these teleconferences will be dependent upon the needs of the program. The Agenda and Minutes for these teleconferences will be generated by the GenVec Project Manager.

* The asterisk denotes that confidential portions of this exhibit have been omitted in reliance on Rule 24b-2 of the Securities Exchange Act of 1934. The confidential portions have been submitted separately to the Securities and Exchange Commission .

16

6.	Key Personnel

Bryan Butman, Ph.D., Senior Vice President, Development

Role and Responsibility: Dr. Butman will be responsible for allocating resources and managing the overall performance of the GMP manufacturing and testing program. Manufacturing Science, Quality Control, Quality Assurance, Regulatory Affairs and Project Management all report into him. Dr. Butman has over 27 years of biotechnology product development experience, including 13 years experience in Process Development, Manufacturing, Quality Control and Quality Assurance at GenVec. He also has extensive experience communicating with FDA CBER on clinical development of adenoviral vectors.

Joe Bruder, Ph.D., Director, Research &Head of Malaria

Role and Responsibility: Dr. Bruder is GenVec's Head of the Malaria Vaccine Program. His primary responsibility is to lead GenVec’s research and development efforts in the development of a highly protective malaria vaccine. Specifically, Dr. Bruder will be responsible for communication and coordination of research and development activities with the NMRC. He will provide scientific oversight for the project, oversee vector construction, VSS production and characterization and write a research report detailing the VSS production and testing. Dr. Bruder has worked in the adenoviral research and product development for 19 years at GenVec. He has led GenVec's Malaria Vaccine Program for 9 years.

Perry Newton, Director, Manufacturing Sciences

Role and Responsibility: Mr. Newton will be responsible for establishing the manufacturing process and for overseeing the production of the CSS, MVB/CTM and FDP lots. He has more than 18 years experience managing cGMP manufacture of CTM for adenoviral and retroviral constructs.

Clement J. Purcell, Director, Quality Control/Quality Assurance

Role and Responsibility: Mr. Purcell’s primary responsibilities as they relate to this proposal are the direction of all Quality Control and Quality Assurance personnel and operations involved with the project. Mr. Purcell has been employed in the biotechnology field for more than 25 years and in a Quality role supporting both clinical and commercial manufacturing and technology transfer for more than 22 years.

Frances Cox, Manager, Document Control

Role and Responsibility: Ms. Cox’s primary responsibility as it relates to this proposal is the control and maintenance of all manufacturing and testing documentation. She is responsible for the coordination of routing documents and tracking the status of document review and approval. In addition to managing internal distribution of controlled documents, it is her responsibility to transfer and track documentation shared with collaborators. Ms. Cox has over 9 years experience at GenVec and over 30 years experience with project and executive office administration.

* The asterisk denotes that confidential portions of this exhibit have been omitted in reliance on Rule 24b-2 of the Securities Exchange Act of 1934. The confidential portions have been submitted separately to the Securities and Exchange Commission .

17

Francesca Reed, Project Manager

Role and Responsibility: Ms. Reed’s primary responsibility as it relates to this proposal is as the Project Manager for this project. Ms. Reed has over 14 years experience in the biotechnology field and 5 years as a Project Manager.

* The asterisk denotes that confidential portions of this exhibit have been omitted in reliance on Rule 24b-2 of the Securities Exchange Act of 1934. The confidential portions have been submitted separately to the Securities and Exchange Commission .

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7.	Summary

GenVec proposes to perform five tasks for the manufacture of three adenovector malaria vaccine vectors using our proprietary biological materials and processes. The overall goal is to provide cGMP Clinical Trial Materials (CTM) for use by NMRC in Phase 1 clinical trials of a trivalent adenovector vaccine for malaria. GenVec will use best efforts to achieve the objectives in the Scope of Work.

•	Under Task #1, GenVec will construct, manufacture (non-GMP) and characterize three Vector Seed Stocks (VSS) on the "GCXX" backbone.

•	Under Task #2, GenVec will be responsible for GMP manufacture, testing and release of Clinical Seed Stocks (CSS) for each of these three malaria vaccine constructs. Under this task, GenVec will also provide bulk filled Final Formulation Buffer (FFB).

•	Under Task 3, GenVec will be responsible for GMP manufacture and testing of three MVB/CTM bulk drug substance lots (Task #3A) and three corresponding vaccine Final Drug Product (FDP) lots (Task #3B) for use in Phase 1 clinical trials by NMRC. GenVec will provide vialed FFB for clinical use. Under this task, GenVec will also provide CMC regulatory support to NMRC's IND filing and will provide product liability insurance for a period of * during conduct of the Phase 1 trial upon the Government’s exercise and funding of the Option CLIN 2001.

•	Under Task 4, GenVec will conduct a stability program of three vaccine FDP lots for a period of 36 months, according to ICH Guidelines (inclusive of CLIN 0003 and Option CLIN 1001 if exercised and funded by the Government).

•	Under Task 5, GenVec will store, according to cGMP requirements, all contract products and samples until they are shipped to an NMRC-designated repository.

Note: The proposed testing plans are subject to FDA feedback and may require refinement or modifications accordingly. These modifications will be accommodated if not burdensome.

* The asterisk denotes that confidential portions of this exhibit have been omitted in reliance on Rule 24b-2 of the Securities Exchange Act of 1934. The confidential portions have been submitted separately to the Securities and Exchange Commission .

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8.	Appendices

* The asterisk denotes that confidential portions of this exhibit have been omitted in reliance on Rule 24b-2 of the Securities Exchange Act of 1934. The confidential portions have been submitted separately to the Securities and Exchange Commission .

20

Appendix A: Overview of Manufacturing Process for CSS and MVB/CTM BDS Lots

*

* The asterisk denotes that confidential portions of this exhibit have been omitted in reliance on Rule 24b-2 of the Securities Exchange Act of 1934. The confidential portions have been submitted separately to the Securities and Exchange Commission .

21

Appendix B: Overall Testing Plan for Adenovector Malaria Vaccines

*

•	*

* The asterisk denotes that confidential portions of this exhibit have been omitted in reliance on Rule 24b-2 of the Securities Exchange Act of 1934. The confidential portions have been submitted separately to the Securities and Exchange Commission .

22

Appendix C: Testing Performed for Certification of Vector Seed Stocks (VSS)

Test	Performed By	Method
*	*	*
*	*	*
*	*	*
*	*	*
*	*	*
*	*	*
*	*	*
*	*	*
*	*	*

* The asterisk denotes that confidential portions of this exhibit have been omitted in reliance on Rule 24b-2 of the Securities Exchange Act of 1934. The confidential portions have been submitted separately to the Securities and Exchange Commission .

23

Appendix D: Testing Plan for Release of GMP Clinical Seed Stocks (CSS)

Test	Laboratory	Protocol	Specification
*	*	*	*
*	*	*	*
*	*	*	*
*	*	*	*
*	*	*	*
*	*	*	*
*	*	*	*
*	*	*	*
*	*	*	*

* The asterisk denotes that confidential portions of this exhibit have been omitted in reliance on Rule 24b-2 of the Securities Exchange Act of 1934. The confidential portions have been submitted separately to the Securities and Exchange Commission .

24

Appendix E: Testing Plan for Release of GMP MVB/CTM Bulk Drug Substance (BDS)

Tests Performed on Unprocessed Cell Harvest
Test	Laboratory	Protocol	Specification
*	*	*	*
*	*	*	*
*	*	*	*
*	*	*	*
*	*	*	*
*	*	*	*
*	*	*	*
*	*	*	*
*	*	*	*
*	*	*	*
*	*	*	*
*	*	*	*
*	*	*	*
*	*	*	*
*	*	*	*
*	*	*	*
*	*	*	*
*	*	*	*
*	*	*	*
*	*	*	*
*	*	*	*
*	*	*	*
*	*	*	*
Tests Performed on Purified Bulk
Test	Laboratory	Protocol	Specification
*	*	*	*
*	*	*	*
*	*	*	*
*	*	*	*
*	*	*	*
*	*	*	*
*	*	*	*
*	*	*	*
*	*	*	*
*	*	*	*
*	*	*	*
*	*	*	*
*	*	*	*

* The asterisk denotes that confidential portions of this exhibit have been omitted in reliance on Rule 24b-2 of the Securities Exchange Act of 1934. The confidential portions have been submitted separately to the Securities and Exchange Commission .

25

Appendix F: Testing Plan for Release of GMP Vaccine Final Drug Product (FDP)

Test	Laboratory	Protocol	Specification
*	*	*	*
*	*	*	*
*	*	*	*
*	*	*	*
*	*	*	*
*	*	*	*
*	*	*	*
*	*	*	*
*	*	*	*
*	*	*	*
*	*	*	*
*	*	*	*
*	*	*	*
*	*	*	*
*	*	*	*

Footnote for Appendix F:

*

* The asterisk denotes that confidential portions of this exhibit have been omitted in reliance on Rule 24b-2 of the Securities Exchange Act of 1934. The confidential portions have been submitted separately to the Securities and Exchange Commission .

26

Appendix G: Stability Testing Plan for Vaccine Final Drug Product (FDP)

Time Point (Month) Test	*	*	*	*	*	*	*
*	*	*	*	*	*	*	*
*	*	*	*	*	*	*	*
*	*	*	*	*	*	*	*
*	*	*	*	*	*	*	*
*	*	*	*	*	*	*	*
*	*	*	*	*	*	*	*
*				*		*
*				*		*	*
*							*

Footnotes for Appendix G:

•	*

* The asterisk denotes that confidential portions of this exhibit have been omitted in reliance on Rule 24b-2 of the Securities Exchange Act of 1934. The confidential portions have been submitted separately to the Securities and Exchange Commission .

27

Appendix H: Detailed Project Timeline

*

* The asterisk denotes that confidential portions of this exhibit have been omitted in reliance on Rule 24b-2 of the Securities Exchange Act of 1934. The confidential portions have been submitted separately to the Securities and Exchange Commission .

28